SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 21, 1997




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Virginia                    33-97660              54-1088621
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                              23219
   (Address of principal executive offices)                          (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7060


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The March, 1997 Statement to Investor Certificateholders was distributed April 21, 1997.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
Exhibit 1:

                    Statement to Investor Certificateholders for the period from March 1, 1997 to March 31, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET HELOC TRUST 1995-A

                                 By:    SIGNET BANK




                                 By: /s/ Suzanne Bachman
                                     ------------------------
                                     Suzanne Bachman
                                     Senior Vice President




Date:  April 21, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1 Statement to Investor Certificateholders for the period March 1, 1997 to March 31, 1997.